UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2022

MADRIGAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Tower Bridge 200 Barr Harbor Drive, Suite 200 West Conshohocken, Pennsylvania	19428
(Address of principal executive offices)	(Zip Code)

(267) 824-2827

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MDGL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On December 21, 2022, Madrigal Pharmaceuticals, Inc. (the “Company” or “Madrigal”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with a group of institutional investors (collectively, the “Investors”). The Securities Purchase Agreement provides for the issuance and sale to the Investors of (i) 400,000 shares of the Company’s new Series B Convertible Preferred Stock (“Series B Preferred Stock”) at a price of $225.00 per share, and (ii) 44,444 shares of the Company’s common stock (“Common Stock”) at a price of $225.00 per share.

The Series B Preferred Stock is convertible by the holders into shares of Common Stock at a conversion price of $225.00 per share, subject to adjustment as provided in the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “Certificate of Designation”). With the exception of the conversion price, the terms of the Series B Preferred Stock are substantially similar to the terms of the Company’s existing Series A Convertible Preferred Stock (“Series A Preferred Stock”).

The gross proceeds from the transaction will be $100 million in the aggregate before estimated transaction expenses, which gross proceeds are comprised of $90 million for the shares of Series B Convertible Preferred Stock and $10 million for the shares of common stock. The net proceeds received by the Company from the transaction will be used for the Company’s clinical development program and preparation for a potential launch of resmetirom in the U.S. and general corporate purposes, including, without limitation, research and development expenditures, clinical trial expenditures, manufacture and supply of drug substance and drug products, acquisitions of new technologies, capital expenditures and working capital.

Each of the Investors are existing stockholders of the Company.

The Company will file a prospectus supplement with the Securities and Exchange Commission (“SEC”) concerning the offer and sale of the Series B Preferred Stock and Common Stock being sold under the Securities Purchase Agreement (the “Offering”). The prospectus supplement will be filed under the Company’s effective shelf registration statement on Form S-3 (File No. 333-256666), and the base prospectus contained therein, filed with the SEC on June 1, 2021. The Offering is expected to close on or about December 23, 2022, subject to customary closing conditions. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Series B Preferred Stock or the Common Stock. The legal opinion of Hogan Lovells US LLP relating to the legality of the issuance and sale of the Series B Preferred Stock and the Common Stock pursuant to the Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

A copy of the Securities Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Offering and the documentation related thereto is qualified by reference to such Exhibit to this Current Report on Form 8-K. The Securities Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Securities Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties have been made for the purposes of allocating contractual risk between the parties to the Securities Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to other investors generally.

On December 22, 2022, the Company also entered into an amendment (the “Amendment”) to that certain Securities Purchase Agreement, dated June 20, 2017, with funds affiliated with Baker Bros. Advisors LP (the “Baker Bros. Investors”). Pursuant to the Amendment, the Baker Bros. Investors’ right to nominate one director to the Company’s board of directors was amended such that in order to exercise the right, among other conditions, the Baker Bros. Investors must hold both (i) at least 50% of the Company’s Series A Preferred Stock (including conversion shares) that they originally acquired and (ii) at least 9.5% of the outstanding shares of the Company’s common stock.

A copy of the Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 22, 2022, in connection with the Offering, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware.

Each share of the Series B Preferred Stock is convertible into shares of the Common Stock at any time at the holder’s option. The holder, however, will be prohibited from converting shares of the Series B Preferred Stock into shares of the Common Stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 4.99% of the shares of the Common Stock or any other class of any equity security of the Company (other than an exempted security) that is registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”), which may be increased or decreased up to 19.99% at the holder’s election on 61 days’ notice delivered to the Company (the “Beneficial Ownership Limitation”).

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, after the satisfaction in full of the debts of the Company and the payment of any liquidation preference owed to the holders of shares of capital stock of the Company ranking prior to the Series B Preferred Stock upon liquidation, the holders of the Series B Preferred Stock shall participate pari passu with the holders of the Common Stock and the holders of the Series A Preferred Stock (on an as-if-converted-to-Common-Stock basis) in the net assets of the Company. Shares of the Series B Preferred Stock will generally have no voting rights, except as required by law. Shares of the Series B Preferred Stock will be entitled to receive dividends on a pari passu basis with the shares of the Series A Preferred Stock, and before shares of any other class or series of capital stock of the Company (other than dividends in the form of the Common Stock) equal to the dividend payable on each share of the Common Stock, on an as-converted basis.

A copy of the Certificate of Designation relating to the Series B Preferred Stock is filed as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing summary of the terms of the Certificate of Designation is subject to, and qualified in its entirety by, such document, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 21, 2022, the Company issued a press release announcing the Offering and other financing updates.

The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. The information contained in the press release is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Borrowing Availability Under Loan Agreement

On December 19, 2022, as a result of the Company’s announcement of Phase 3 MAESTRO-NASH clinical trial topline results, the Company received confirmation from Hercules Capital, Inc. (“Hercules”) that it has satisfied the clinical development milestone under the Company’s previously disclosed Loan and Security Agreement, dated May 9, 2022, among the Company, its subsidiary Canticle Pharmaceuticals, Inc., Hercules, and the several banks and other financial institutions or entities party thereto (the “Loan Agreement”). As a result of the achievement of the clinical development milestone, the Company is now eligible to borrow up to an additional $50 million under the Loan Agreement.

ATM Program Update

On December 19, 2022, the Company sold 738,900 shares of Common Stock under its “at-the-market” sales program (“ATM Program”) pursuant to the Sales Agreement, dated June 1, 2021 with Cowen and Company, LLC (“Cowen”), for $159.1 million in gross proceeds before any discounts and fees, under the Sales Agreement. Cowen and Company, LLC, acted as sales agent under the ATM Program. The $159.1 million in gross proceeds described above represent the only sales by the Company under the ATM Program in 2022 (the “2022 ATM Sales”). As of the date of this report, the Company has cumulatively sold 1,235,943 shares of Common Stock, for $199.9 million in gross proceeds before any discounts and fees, under the Sales Agreement, which represent 2022 ATM Sales plus $40.8 million in ATM Program sales during 2021.

Financing and Liquidity Update

Since the filing of our Quarterly Report on Form 10-Q in November of 2022, the aggregate amount of $99.5 million in net proceeds expected from the Offering, the new $50 million of availability under the Loan Agreement, and the $155.9 million in net proceeds from the 2022 ATM Sales totals approximately $305.4 million.

No banker or financial advisor was used by the Company in connection with the Offering or the Hercules Loan Agreement.

Forward-Looking Statements

This Current Report includes “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are based on Madrigal’s beliefs and assumptions and on information currently available to it, but are subject to factors beyond its control. Forward-looking statements: reflect management’s current knowledge, assumptions, judgment and expectations regarding future performance or events; include all statements that are not historical facts; include statements referenced by forward-looking statement identifiers, such as “projects,” “will,” “may,” “anticipated,” “intends,” “goal,” “pursue,” “accelerate,” “help,” ”plan,” “planned” and ”provides,” as well as those identifiers described in prior disclosures; and include but are not limited to statements or references concerning - projected spending for currently planned commercial and clinical activities; the uses of financing proceeds; NDA submission plans; the potential accelerated approval of resmetirom in the U.S; projected operational objectives; clinical and regulatory filing uncertainties; the potential for commercial launch of resmetirom; projected Hercules loan facility resources and uses; the sufficiency of Madrigal’s resources to fund its operating expenses and capital requirements, plans, objectives and timing for making a Subpart H (Accelerated Approval of New Drugs for Serious or Life-Threatening Illnesses) submission to FDA, projections or objectives for obtaining accelerated or full approval for resmetirom; and statements regarding the Company’s clinical trials and operations.

Forward-looking statements are subject to a number of risks and uncertainties including, but not limited to: the assumptions underlying the forward-looking statements; risks of obtaining FDA approval; changes in expenditure plans and requirements; clinical and regulatory risks and uncertainties; development/launch plan risks and uncertainties; risks related to the execution of the Registered Direct Sales and accessing the capital markets; risks related to the ability to service indebtedness and otherwise comply with debt covenants; and risks related to the overall operations of the Company. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Madrigal undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances after the date they are made, or to reflect the occurrence of unanticipated events. Please refer to Madrigal’s submissions filed with the U.S. Securities and Exchange Commission, or SEC, for more detailed information regarding these risks and uncertainties and other factors that may cause actual results to differ materially from those expressed or implied. Madrigal specifically discusses these risks and uncertainties in greater detail in the section appearing in Part I, Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 24, 2022, as updated by the risk factors discussed in Part II, Item 1A of the Quarterly Report on Form 10-Q filed with the SEC on May 9, 2022, as well as in Madrigal’s other filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock

5.1	Legal Opinion of Hogan Lovells US LLP

10.1	Securities Purchase Agreement, dated December 21, 2022, by and among Madrigal Pharmaceuticals, Inc. and the institutional investors listed on the signature pages thereto.

10.2	Amendment No. 2, dated December 22, 2022, to Securities Purchase Agreement, dated June 20, 2017, by and among Madrigal Pharmaceuticals, Inc. and the investors listed on the signature pages thereto.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

99.1	Press release of Madrigal Pharmaceuticals, Inc. issued on December 21, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL file)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADRIGAL PHARMACEUTICALS, INC.

	By:	/s/ Brian J. Lynch
	Name:	Brian J. Lynch
	Title:	Senior Vice President and General Counsel
Date: December 23, 2022